UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

             -------------------------------------------------------

                                   FORM 8-K/A

                               Amendment No. 1 to

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):
                                   May 6, 2005


                           THERMO ELECTRON CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

            --------------------------------------------------------

                          Commission File Number 1-8002

Delaware                                                              04-2209186
(State or other Jurisdiction of             (IRS Employer Identification Number)
incorporation)

81 Wyman Street, P.O. Box 9046
Waltham, Massachusetts                                                02454-9046
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (781) 622-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                           THERMO ELECTRON CORPORATION

Explanatory Note

       As previously reported in a Current Report on Form 8-K filed on May 12, 2005 (the "Initial Filing"), on May 9, 2005, Thermo Electron Corporation (the "company") acquired the stock of certain businesses and assets that collectively comprise the Kendro Laboratory Products division ("Kendro") of SPX Corporation ("SPX"). This Amendment No. 1 amends the Initial Filing to include the historical financial statements of Kendro and the pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01     Financial Statements and Exhibits

       (a)    Financial Statements of Business Acquired.

              The following financial statements of Kendro are being filed with this report as Exhibit 99.4 and are incorporated herein by reference:

              1)  Report of Independent Registered Public Accounting Firm;

              2) Combined Statement of Income for the three months ended March 31, 2005 and 2004 (unaudited) and for the year ended December 31, 2004;

              3) Combined Balance Sheet as of March 31, 2005 (unaudited) and December 31, 2004;

              4) Combined Statement of Cash Flows for the three months ended March 31, 2005 and 2004 (unaudited) and for the year ended December 31, 2004;

              5) Combined Statement of Comprehensive Income and Parent's Investment for the three months ended March 31, 2005 (unaudited) and for the year ended December 31, 2004; and

              6)  Notes to Combined Financial Statements.

       (b)    Pro Forma Financial Information.

              The following pro forma financial information is being filed with this report as Exhibit 99.5 and are incorporated herein by reference:

              1) Unaudited pro forma condensed combined balance sheet as of April 2, 2005;

              2) Unaudited pro forma condensed combined statements of income for the three months ended April 2, 2005 and the year ended December 31, 2004; and

              3) Notes to unaudited pro forma condensed combined financial statements.

<

>

                           THERMO ELECTRON CORPORATION

       (c)    Exhibits.

              23.1    Consent of Deloitte & Touche LLP.

              99.1 Credit Agreement among the company, the several banks and other financial institutions or entities from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Barclays Bank PLC, as Syndication Agent, and ABN AMRO Bank, N.V., as Documentation Agent, dated May 9, 2005.*

              99.2 Amendment to Purchase Agreement among the company, the indirect, wholly owned subsidiaries of the company named therein, SPX, and the direct and indirect, wholly owned subsidiaries of SPX named therein, dated May 6, 2005.*

              99.3 Press Release dated May 9, 2005, announcing the closing of the Kendro acquisition.*

              99.4    Financial statements listed in Item 9.01(a).

              99.5    Pro Forma financial information listed in Item 9.01(b).

              *Previously filed as an exhibit to the company's Current Report on
               Form 8-K filed May 12, 2005.

<

>

                           THERMO ELECTRON CORPORATION

                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               THERMO ELECTRON CORPORATION



Date:  July 22, 2005           /s/ Peter E. Hornstra
                               -------------------------------------------------
                               Peter E. Hornstra
                               Corporate Controller and Chief Accounting Officer

<

>


                           THERMO ELECTRON CORPORATION

                                  EXHIBIT INDEX

Exhibit
Number           Description
--------------------------------------------------------------------------------

  23.1           Consent of Deloitte & Touche LLP.

  99.1 Credit Agreement among the company, the several banks and other financial institutions or entities from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Barclays Bank PLC, as Syndication Agent, and ABN AMRO Bank, N.V., as Documentation Agent, dated May 9, 2005.*

  99.2 Amendment to Purchase Agreement among the company, the indirect, wholly owned subsidiaries of the company named therein, SPX, and the direct and indirect, wholly owned subsidiaries of SPX named therein, dated May 6, 2005.*

  99.3 Press Release dated May 9, 2005, announcing the closing of the Kendro acquisition.*

  99.4           Financial statements listed in Item 9.01(a).

  99.5           Pro Forma financial information listed in Item 9.01(b).

*Previously filed as an exhibit to the company's Current Report on Form 8-K filed May 12, 2005.


<

>